                                                                   EXHIBIT 10.36

                            SUBORDINATION AGREEMENT
                            -----------------------

     SUBORDINATION AGREEMENT, dated as of March __, 1996 among LOCKHEED MARTIN CORPORATION, a Maryland corporation (together with its successors and assigns, the "Subordinated Creditor"), SILICON VALLEY BANK (the "Bank") and SUMMAGRAPHICS
     ---------------------
CORPORATION, a corporation organized under the laws of Delaware (together with its successors and assigns, the "Borrower").
                                 --------

     The parties hereto agree as follows:

     SECTION 1.

     A. As used herein the following terms shall have the following meanings:

     "Debt": indebtedness for borrowed money or for the deferred purchase price
      ----
of property. For purposes hereof, "Debt" shall not include (i) the obligations
                                   ----                     -
evidenced by the Subordinated Note, (ii) trade or other accounts payable in the
                                     --
ordinary course of business, or (iii) capital lease obligations, purchase money
                                 ---
obligations or other similar financing arrangements which finance the purchase price of any equipment purchases, leased or otherwise acquired by the Borrower for use in the ordinary course of business.

     "Senior Debt Default": a default in the payment of any Senior Debt, whether
      -------------------
at stated maturity, as a result of acceleration or otherwise, or a default (other than a payment Default) under any agreement or instrument relating to Senior Debt beyond any applicable grace period which entitles the holder thereof to accelerate the maturity of all or a portion of such Senior Debt.

     "Payment Blockage Period": as defined in Section 2.3(a).
      -----------------------

     "Permitted Securities": shares of stock or other securities of the Borrower
      --------------------
or another corporation provided for by a plan of reorganization or readjustment which are subordinated at least to the same extent as the Subordinated Obligations.

     "Remedy Suspension Period": as defined in Section 2.6.
      ------------------------

     "Senior Lender": Silicon Valley Bank or any succeeding financial
      -------------
institution which holds the Senior Debt.

     "Senior Debt": All obligations of the Borrower in respect of or relating to
      -----------
Debt of the Borrower, whether outstanding on the date hereof or hereafter created, held by the Bank (whether issued pursuant to the Senior Credit Agreement and evidenced by the Senior Note or otherwise) or by any financial institution which refinances, restructures or acquires, in whole or in part, any Senior Debt held by the Bank, including without limitation all obligations of the

Borrower for principal, interest (including post-petition interest, whether or not allowable), fees, penalties, indemnities, reimbursement obligations and expenses (including reasonable attorneys' fees) and any other amounts owing in respect of such Debt, for the payment of which the Borrower is responsible or liable as an obligor, guarantor, indemnitor, or otherwise (including, without limitation, all amounts committed or permitted to be advanced pursuant to agreements in respect of such Debt under which the Borrower is responsible or liable) and all deferrals, renewals, extensions, amendments, modifications and refundings thereof.

     "Senior Liens" means all liens, collateral assignments, mortgages, pledges
      ------------
and security interests granted by the Borrower to the holders of the Senior Debt securing in whole or in part any of the Senior Debt, including, without limitation, all such liens, collateral assignments, mortgages, pledges and security interests created in connection with the Senior Debt.

     "Senior Credit Agreement" shall mean the Credit Agreement, dated as of July
      -----------------------
18, 1994, between the Borrower and the Bank, as amended pursuant to the Loan Modification Agreement dated as of December 6, 1995, as the same may be further amended, modified or supplemented from time to time.

     "Senior Note" shall mean the promissory note or notes of the Borrower
      -----------
outstanding from time to time evidencing the Senior Debt, including without limitation the promissory note dated as of July 18, 1994 of the Borrower payable to the Bank, or its order, as amended pursuant to the First Amended and Restated Promissory Note dated as of December 6, 1995, as the same may be further amended, modified or supplemented from time to time.

     "Subordinated Debt Documents" shall mean the Subordinated Note,
      ---------------------------
Subordinated Security Agreement, and any other documents evidencing or referencing the Subordinated Obligations, as the same may be amended, modified or supplemented form time to time.

     "Subordinated Liens" means all liens, collateral assignments, mortgages,
      ------------------
pledges and security interests granted by the Borrower to the holders of the Subordinated Note securing in whole or in part any of the Subordinated Debt, including, without limitation, all such liens, collateral, assignments, mortgages, pledges and security interest created in connection with the Subordinated Debt.

     "Subordinated Note" shall mean the Secured Convertible Debenture of the
      -----------------
Borrower to the Subordinated Creditor dated as of March 18, 1996, as the same may be amended, modified or supplemented from time to time.

     "Subordinated Obligations" shall mean (a) the principal amount of, and
      ------------------------
accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower) the Subordinated Note, and (b) all other indebtedness, obligations and liabilities of the Borrower to the Subordinated Creditor now existing or hereafter incurred or created under the Subordinated Note or Subordinated Security Agreement, but shall not include any debt owed to the Subordinated Creditor in consideration for merchandise provided Borrower, which debt shall be a general unsecured trade debt.

     "Subordinated Security Agreement" shall mean the Security Agreement, dated
      -------------------------------
as of March 18, 1996, between the Borrower and the Subordinated Creditor, as the same may be amended, modified or supplemented from time to time.

     B. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of the Agreement, and section, subsection, schedule and exhibits reference are to this Agreement unless otherwise specified.

     SECTION 2.

     2.1 The Borrower and the Subordinated Creditor each agree, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are, and hereafter will be, to the extent and in the manner set forth herein; expressly subordinate and junior in right of payment to the prior payment in full of the Senior Debt.

     2.2 Dissolution; Liquidation; Bankruptcy.
         ------------------------------------

     In the event of any bankruptcy, insolvency, reorganization, receivership, composition, assignment for benefit of creditors or other similar proceeding initiated by or against the Borrower or any dissolution or winding up or total or partial liquidation or reorganization of the Borrower, then:

     (a) all Senior Debt shall first be paid in full before any payment may be made on account of the subordinated Obligations, whether in cash or other property. In the event of a distribution of Permitted Securities any payment made by the Issuer in respect to the Permitted Securities shall be subject to the limitations of the immediately preceding sentence.

     (b) any payment or distribution of assets of the Borrower, whether in cash or other property (other than the distribution of Permitted Securities), to which the Subordinated Creditor would be entitled except for the provisions of this Section 2.2, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Senior Lender to the extent necessary to make payment in full of all Senior Debt remaining unpaid; and

     (c) in the event that, notwithstanding the foregoing provisions of this
Section 2.2, any payment or distribution described in paragraph (b) above (other than a payment in Permitted Securities), shall be received by the Subordinated Creditor before all Senior Debt is paid in full, such payment or distribution shall be received and held in trust for and shall be promptly paid over to the Senior Lender for application to the payment of such Senior Debt until all Senior Debt shall have been paid in full.

     To the extent that the Senior lender is entitled under this Agreement or applicable law to recover for the account of the Senior Debt holders any dividends, payments and distributions in respect of the Subordinated Creditor, the Subordinated Creditor hereby agrees to cooperate with the Senior Lender and follow the reasonable directives of the Senior Lender with respect to the filing of such proofs of claims on account of the Subordinated Obligations as the Senior

Lender may deem expedient and proper and in voting such claims in any such proceeding and in receiving and collecting any and all dividends, payments or other distributions made thereon in whatever form the same may be paid or issued and in applying the same on account of the Senior Debt; provided however,
                                                        ----------------
nothing herein shall prevent the Subordinated Creditor from voting such claims in any manner that does not adversely affect the Senior Lender. The Subordinated Creditor further agrees to supply such information and evidence, provide access to and copies of such records of the Subordinated Creditor as may pertain to the Subordinated Obligations as may be reasonably requested by the Senior Lender.
In the event that the Subordinated Creditor shall have failed to file a proof of claim after being so directed by the Senior Lender on or before the date fourteen (14) days prior to the date such proof of claim must be filed pursuant to law or the order of any court exercising jurisdiction over such proceeding, the Subordinated Creditor hereby authorizes and directs the Senior Lender to file a proof of claim for and in the name of the Subordinated Creditor.

     2.3 No Payment on Subordinated Obligations in Certain Circumstances. (a)
         ---------------------------------------------------------------
Upon the occurrence of any Senior Debt Default with respect to Senior Debt, no payment shall be made by the Borrower on account of any of the Subordinated Obligations until such Senior Debt Default shall have been cured, waived in writing by the Senior Lender, or the Senior Debt shall have been paid in full (a "Payment Blockage Period").

     (b) In the event that, notwithstanding the foregoing provisions of this
Section 2.3, a payment or distribution described in paragraph (a) above shall be received by the Subordinated Creditor on account of the Subordinated
Obligations before all Senior Debt is paid in full, such payment or distribution shall be received and held in trust for and shall be promptly paid over to the Senor Lender for application to the payment of such Senior Debt until all Senior Debt shall have been paid in full.

     2.4 Subrogation. Upon the payment in full of all Senior Debt, the
         -----------
Subordinated Creditor shall be subrogated to the rights of the Senior Lender to receive payments or distributions of cash, property or securities of the Borrower applicable to the Senior Debt, until the Subordinated Creditor shall be paid in full, and for the purposes of such subrogation, no payments or distributions to the Senior Lender of any cash or other property to which the Subordinated Creditor would be entitled except for the provisions of this
Section 2, and no payment over pursuant to the provisions of this Section 2 to the Senior Lender by such holders shall, as between the Borrower, its creditors other than the Senior Lender, and the Subordinated Creditor, be deemed to be a payment by the Borrower to or on account of the Senior Debt. It is understood that the provisions of this Section 2 are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Senior Lender, on the other hand.

     2.5 Obligations of Borrower Unconditional. Nothing contained in this
         -------------------------------------
Agreement is intended to or shall impair, as among the Borrower, its creditors other than the Senior Lender, and the Subordinated Creditor, the obligation of the Borrower, which is absolute and unconditional, to pay to the Subordinated Creditor the principal of and interest on the Subordinated Note and all other amounts owing hereunder as and when the same shall become due and payable in accordance with their terms, or to pay all other Subordinated Obligations when due, or is intended to or shall affect the relative rights of the Subordinated Creditor and creditors of the Borrower other than the Senior Lender, nor shall anything herein or therein, as among the Borrower, its creditors other than the Senior Lender, and the Subordinated Creditor, prevent the holder(s) of the Subordinated Obligations from exercising all remedies otherwise permitted by applicable law upon default under the Subordinated Obligations.

     2.6 Remedy Suspension Periods. The commencement of a Payment Blockage
         -------------------------
Period pursuant to Section 2.3(a) hereof shall, without any other action by any party, commence a remedy suspension period hereunder (a "Remedy Suspension
                                                         -----------------
Period"). So long as any Remedy Suspension Periods is continuing, the
- ------
Subordinated Creditor will not, for any reason or under any circumstances, commence or take any legal or other similar proceedings (whether at law, in equity, by arbitration or otherwise) against the Borrower to enforce any of the rights or remedies of such holder(s) under the Subordinated Note against the Borrower.

     2.7 Notice of Enforcement Action. In no event shall the Subordinated
         ----------------------------
Creditor take any of the actions described in the second sentence of Section 2.6 unless such holder shall have given the Senior Lender not less than 10 days prior written notice of the intention of such holder to take such action.

     2.8 Payment of Senior Debt. For purposes of this Agreement, payment in full
         ----------------------
of Senior Debt shall mean payment in full in cash or cash equivalents.

     2.9 No amendment. No amendment, modification or supplement of the
         ------------
Subordinated Note which would have the effect of amending or modifying the provisions of this Agreement, advancing to an earlier date the time when any Subordinated Obligations would otherwise be payable or prepayable, or adding any defaults or covenants, or making any existing defaults or covenants materially more restrictive shall become effective without the consent of the Senior Lender.

     2.10 Subordinated Lien To Be Junior to Senior Lien. The Subordinated
          ---------------------------------------------
Creditor and the Borrower each warrant and agree that the Subordinated Liens, whether pursuant to the Subordinated Security Agreement or otherwise, are and at all times shall be subordinate and junior to the Senior Liens, regardless of time of its grant, attachment of perfection. The Subordinated Creditor and each subsequent holder of the Subordinated Obligations agrees that the Senior Lender shall have the right, in its sole discretion, to modify, amend, waive or release any of the terms of the Senior Debt or any document executed in connection with the Senior Debt or of any other document relative thereto and to exercise or refrain from exercising any powers or rights which the Senior Lender may have thereunder and such modification, amendment, waiver, release, exercise or failure to exercise shall not affect any of the rights of the Senior Lender. The Subordinated Creditor and each subsequent holder of the Subordinated Obligations agree that its exercise of its rights and/or remedies under the Subordinated Debt Documents are subject and subordinate to the rights and remedies of the Senior Lender in accordance with the provisions hereof and, without limiting the foregoing, further agrees that Subordinated Creditor and each subsequent holder shall not take any action that is inconsistent with the provisions hereof; provided, however, that nothing herein shall affect the rights and remedies of the Subordinated Creditor to accelerate the Subordinated Debt or to receive the Permitted Securities after the occurrence of an event of default under the Subordinated Debt

Documents and to exercise all rights and remedies available to it under the Subordinated Debt Documents or available at law or in equity after the Senior Debt has been paid in full. The Subordinated Creditor and each subsequent holder of the Subordinated Obligations shall provide the Senior Lender with a copy of any notice given by the Subordinated Creditor and each subsequent holder of the Subordinated Note to the Borrower in connection with the Subordinated Obligations or under the documents relating to the Subordinated Obligations.

     SECTION 3.

     The Subordinated Creditor represents and warrants to the Senior Lender that:

     3.1 The Subordinated Note (a) has been issued to it for good and valuable consideration, (b) is owned by the Subordinated Creditor free and clear of any security interest, liens, charges or encumbrances whatsoever arising from, through or under the Subordinated Creditor other than the interest of the Senior Lender under this Agreement, (c) is payable solely and exclusively to the Subordinated Creditor or any affiliate which the Subordinated Note may be assigned and to no other person, firm, corporation or other entity, without deduction for any defense, offset or counterclaim, and (d) constitutes the only evidence of the obligations evidenced thereby.

     3.2 The Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Subordinated Creditor, does not require any stockholder approval or approval or consent of any trustee or holders of any indebtedness or obligations of the Subordinated Creditor and will not violate any provisions of law, governmental regulation, order to decree of any provision of the certificate of incorporation, the by-laws, or any preferred stock of the Subordinated Creditor or any provision of any indenture, mortgage, contract or other Agreement to which the Subordinated Creditor is a party or by which it is bound.

     3.3 No consent, license, approval or authorization of, or registration or declaration with any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Agreement.

     3.4 This Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor enforceable in accordance with its terms.

     SECTION 4.

     The Senior Lender represents and warrants to the Subordinated Creditor that:

     4.1 The Senior Note (a) has been issued to it for good and valuable consideration, (b) is owned by the Senior Lender free and clear of any security interest, liens, charges or encumbrances whatsoever arising from, through or under the Senior Lender, (c) is payable solely and exclusively to the Senior Lender and to no other person, firm, corporation or other entity, without deduction for any defense, offset or counterclaim, and (d) constitutes the only evidence of the obligations evidenced thereby.

     4.2 The Senior Lender has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Senior Lender does not require any stockholder approval or approval or consent of any trustee or holders of any indebtedness or obligations of the Senior Lender and will not violate any provisions of law, governmental regulation, order or decree of any provision of the certificate of incorporation, the by-laws, or any preferred stock of the Senior Lender or any provision of any indenture, mortgage, contract or other Agreement to which the Senior Lender is a party or by which it is bound.

     4.3 No consent, license, approval or authorization of, or registration or declaration with any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Senior Lender of this Agreement.

     4.4 This Agreement constitutes a legal, valid and binding obligation of the Senior Lender enforceable in accordance with its terms.

     SECTION 5.

     The Subordinated Creditor consents that, without the necessity of any reservation of rights against the Subordinated Creditor, and without notice to or further assent by the Subordinated Creditor, (a) any demand for payment of any Senior Debt made by the Senior Lender may be rescinded in whole or in part by the Senior Lender and any Senior Debt may be continued, and the Senior Debt, or the liability of the Borrower or any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, or any obligation or liability of the Borrower or any other party under the Senior Credit Agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Senior Lender, and (b) the Senior Credit Agreement and the Senior Note and any document or instrument evidencing or governing the terms of any Senior Debt or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Lender for the payment of any of the Senior Debt may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Creditor, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Subordinated Creditor waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Debt and notice of or proof of reliance by the Senior Lender upon this Agreement, and the Senior Debt, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower and the Senior Lender shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Creditor acknowledges and agrees that the Senior Lender has relied upon the subordination provided for herein in consenting to the issuance of the Subordinated Debt by the Borrower into the Senior Credit Agreement and in making funds available to the Borrower thereunder. The Subordinated Creditor waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

     SECTION 6.

     The Subordinated Creditor will not (a) sell, assign or otherwise transfer, in whole or in part, the Subordinated Note or any interest therein to any other person or entity (a "Transferee") or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Note in favor of any Transferee unless, in either case, such Transferee expressly acknowledges to the Senior Lender in writing the subordination provided for herein and agrees to be bound by all of the terms hereof.

     SECTION 7.

     7.1 No failure to exercise, and no delay in exercising on the part of the Senior Lender (or any agent therefor), from time to time, any right, power or privilege under this Agreement or any of the Senior Debt shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power of privilege under this Agreement preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and in any agreement relating to any of the Senior Debt and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

     7.2 The Subordinated Creditor agrees to execute and deliver such further documents and to do such other acts and things as the Senior Lender may reasonably request in order fully to effect the purposes of this Agreement.

     7.3 Any notice, request, demand, statement or consent desired or required to be given hereunder shall be in writing and shall be delivered by hand, sent by certified mail, return receipt requested, sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, or sent by facsimile transmission, and shall be deemed given (a) when actually delivered, if delivered by hand, (b) upon receipt, if sent by certified mail, (c) the next Business Day after being placed in the possession of an overnight delivery service, if sent by an overnight delivery service or (d) if sent by facsimile transmission, when electronic indication of receipt is received, addressed as set forth below the addressee's signature on the signature pages of this Agreement or to such other address as may hereafter be notified by the respective parties hereto.

     7.4 THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, THE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     7.5 The subordination provisions contained herein are for the benefit of the Bank and its successors and assigns as Senior Lender from time to time and may not be rescinded or cancelled or modified in any way; nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent of the Bank or such successor Senior Lender.

     7.6 The Subordinated Creditor will cause the Subordinated Note to bear upon its face a statement or legend to the effect that such Subordinated Note is subordinate and junior in right of payment to the Senior Debt in the manner and to the extent herein set forth.

     7.7 This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings, oral and written, relating to the subject matter hereof. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       LOCKHEED MARTIN CORPORATION

                                       By   Illegible Signature
                                          -------------------------
                                          Name:
                                          Title:

                                       Address:

                                       Lockheed Martin Corporation
                                       6801 Rockledge Drive
                                       Bethesda, Maryland 20817
                                       Telecopy: (301) 897-6651

                                      SILICON VALLEY BANK

                                      By
                                         -------------------------------
                                         Name:  Judith Sanchez
                                         Title: Vice President

                                      Address:

                                      Silicon Valley Bank
                                      3003 Tasman Drive
                                      Mail Sort NC815
                                      Santa Clara, CA 95054-1191
                                      Telecopy: (408) 496-2412
                                        Attention: Judith Sanchez

                                      Wellesley Office Park
                                      40 William Street
                                      Wellesley, MA 02181
                                      Telecopy: (617) 431-9906
                                        Attention: James Maynard

                                      SUMMAGRAPHICS CORPORATION

                                      By /s/  DAVID G. OSOWSKI
                                         --------------------------
                                         Name:  David G. Osowski
                                         Title: Senior Vice President Finance

                                      Address:

                                      8500 Cameron Road
                                      Austin, TX 78754-3999
                                      Telecopy: (512) 835-1916
                                        Attention: President

                                      SILICON VALLEY BANK

                                      By /S/    JUDITH SANCHEZ
                                         -------------------------------
                                         Name:  Judith Sanchez
                                         Title: Vice President

                                      Address:

                                      Silicon Valley Bank
                                      3003 Tasman Drive
                                      Mail Sort NC815
                                      Santa Clara, CA 95054-1191
                                      Telecopy: (408) 496-2412
                                        Attention: Judith Sanchez

                                      Wellesley Office Park
                                      40 William Street
                                      Wellesley, MA 02181
                                      Telecopy: (617) 431-9906
                                        Attention: James Maynard

                                      SUMMAGRAPHICS CORPORATION

                                      By
                                         --------------------------
                                         Name:  David G. Osowski
                                         Title: Senior Vice President Finance

                                      Address:

                                      8500 Cameron Road
                                      Austin, TX 78754-3999
                                      Telecopy: (512) 835-1916
                                        Attention: President